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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 22, 1999



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                31-0345740
(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                      Number)                 Number)


1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000


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Item 5.           OTHER EVENTS

                  On August 20, 1999, The Kroger Co., and its subsidiary guarantors, filed Registration Statement No. 333-85727 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, (hereinafter referred to as the "Registration Statement"). The Registration Statement provides for the issuance of Securities in an aggregate amount of $2,000,000,000, and was declared effective on September 7, 1999. Pursuant to Prospectus Supplements dated September 15, 1999, The Kroger Co. is issuing $500,000,000 of Debt Securities in two tranches, $250,000,000 7 5/8% Senior Notes due 2006, and $250,000,000 8% Senior Notes due 2029
                  (collectively, the "Senior Notes"); and $275,000,000 of Debt Securities in the form of Puttable Reset Securities (PURS) due 2010 (the "PURS"). The Debt Securities being issued are being guaranteed by the subsidiary guarantors.

                  Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. In connection with the issuance of the Senior Notes, the Registrant has executed a Pricing Agreement dated September 15, 1999, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., Salomon Smith Barney Inc., BNY Capital Markets, Inc., First Union Capital Markets Corp., Utendahl Capital Partners, L.P., Wachovia Securities, Inc., and The Williams Capital Group, L.P., the form of which is incorporated herein by reference as Exhibit 1.1.1 hereof. In connection with the issuance of the PURS, the Registrant has executed a Pricing Agreement dated September 15, 1999, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., and Salomon Smith Barney Inc., the form of which is incorporated herein by reference as Exhibit 1.1.2 hereof.

                  The form of indenture for the Senior Notes and the PURS was filed as Exhibit 4.3 of the Registration Statement. The Fourth Supplemental Indenture, the Fifth Supplemental Indenture, and the Sixth Supplemental Indenture, all dated as of September 22, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee, supplement the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee, which originally was qualified as filed with the Registration Statement. The Fourth Supplemental Indenture, the Fifth Supplemental Indenture, and the Sixth Supplemental Indenture, are attached hereto as Exhibit 4.3.1, Exhibit 4.3.2, and Exhibit 4.3.3, respectively.

                  In connection with the issuance of the PURS, The Kroger Co. has executed a Calculation Agency Agreement dated as of September 22, 1999 with Goldman, Sachs & Co., which is attached hereto as Exhibit 4.3.4

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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (c) Exhibits:

                      1.1.1 Pricing Agreement dated September 15, 1999, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., Salomon Smith Barney Inc., BNY Capital Markets, Inc., First Union Capital Markets Corp., Utendahl Capital Partners, L.P., Wachovia Securities, Inc., and The Williams Capital Group, L.P.

                      1.1.2 Pricing Agreement dated September 15, 1999, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., and Salomon Smith Barney Inc.

                      4.3.1 Fourth Supplemental Indenture dated as of September 22, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as trustee, relating to the 7 5/8% Senior Notes due 2006.

                      4.3.2 Fifth Supplemental Indenture dated as of September 22, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as trustee, relating to the 8% Senior Notes due 2029.

                      4.3.3 Sixth Supplemental Indenture dated as of September 22, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as trustee, relating to the Puttable Reset Securities (PURS) due 2010

                      4.3.4 Calculation Agency Agreement dated as of September 22, 1999, between The Kroger Co. and Goldman, Sachs & Co., relating to the PURS.

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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         THE KROGER CO.



September 22, 1999                       By:  (Paul Heldman)
                                              Paul Heldman
                                              Senior Vice President, Secretary
                                               and General Counsel



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                                  EXHIBIT INDEX



Exhibit No.                                     Exhibit
-----------                                     -------

 1.1.1 Pricing Agreement dated September 15, 1999, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., Salomon Smith Barney Inc., BNY Capital Markets, Inc., First Union Capital Markets Corp., Utendahl Capital Partners, L.P., Wachovia Securities, Inc., and The Williams Capital Group, L.P.

1.1.2 Pricing Agreement dated September 15, 1999, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., and Salomon Smith Barney Inc.

4.3.1 Fourth Supplemental Indenture dated as of September 22, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as trustee, relating to the 7 5/8% Senior Notes due 2006.

4.3.2 Fifth Supplemental Indenture dated as of September 22, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as trustee, relating to the 8% Senior Notes due 2029.

4.3.3 Sixth Supplemental Indenture dated as of September 22, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as trustee, relating to the Puttable Reset Securities
                           (PURS) due 2010

4.3.4 Calculation Agency Agreement dated as of September 22, 1999, between The Kroger Co. and Goldman, Sachs & Co., relating to the PURS.